Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Annual Report of GreenMan Technologies, Inc. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2003 (the "Report"), I, Robert H. Davis, President and Chief Executive Officer of the Company, hereby certify that, to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 11, 2004

/s/  Robert H. Davis
     ------------------
     Robert H. Davis
     President and Chief Executive Officer